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                                                                    EXHIBIT 23.1
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in Amendment No. 1 to this Registration Statement on Form S-3 (File No. 333-27007) of our report dated February 13, 1997, on our audit of the financial statements of Dataware Technologies, Inc. which appears in the Company's 1996 Annual Report on Form 10-
K. We also consent to the reference to our firm under the caption "Experts."



                                           COOPERS & LYBRAND L.L.P.


Boston, Massachusetts

May 19, 1997